Exhibit 10.5

INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT, dated as of July 29, 2016, is entered into by and between Ivy Variable Insurance Portfolios f/k/a Ivy Funds Variable Insurance Portfolios (the “Trust”) and Ivy Investment Management Company ("IICO"), with respect to each series of the Trust listed in Appendix A (each, a “Fund”).

WITNESSETH:

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

I.          In General

IICO agrees to act as investment adviser to each  Fund with respect to the investment of its assets and in general to supervise the investments of each Fund, subject at all times to the direction and control of the Board of Trustees of the Trust, all as more fully set forth herein.

II.         Duties of IICO with respect to investment of assets of the Trust

A.  IICO shall regularly provide investment advice to each Fund and shall, subject to the succeeding provisions of this section, continuously supervise the investment and reinvestment of cash, securities or other property comprising the assets of the investment portfolios of each Fund; and in furtherance thereof, IICO shall as to each Fund:

1.  obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or one or more of the portfolios of the Fund, and whether concerning the individual companies whose securities are included in the Fund’s portfolios or the industries in which they engage, or with respect to securities which IICO considers desirable for inclusion in the Fund’s portfolio;

2.  furnish continuously an investment program for the Fund;

3.  determine what securities shall be purchased or sold by the Fund; and

4.  take, on behalf of the Fund, all actions which appear to IICO necessary to carry into effect such investment programs and supervisory functions as aforesaid, including the placing of purchase and sell orders.

B.  IICO shall make appropriate and regular reports to the Board of Trustees of the Trust on the actions it takes pursuant to Section II.A. above.  Any investment programs furnished by

IICO under this section, or any supervisory function taken hereunder by IICO shall at all times conform to and be in accordance with any requirements imposed by:

1.  the provisions of the Investment Company Act of 1940 Act, as amended (“1940 Act”) and any rules or regulations in force thereunder;

2.  any other applicable provision of law;

3.  the provisions of the Trust Instrument of the Trust as amended from time to time;

4.  the provisions of the Bylaws of the Trust as amended from time to time;

5.  the terms of the registration statements of the Trust, as amended from time to time, under the Securities Act of 1933 and the 1940 Act.

C.  Any investment programs furnished by IICO under this section or any supervisory functions taken hereunder by IICO shall at all times be subject to any directions of the Board of Trustees of the Trust, its Executive Committee, or any committee or officer of the Trust acting pursuant to authority given by the Board of Trustees.

III.       Allocation of Expenses

The expenses of the Trust and the expenses of IICO in performing its functions under this Agreement shall be divided into two classes, to wit:  (i) those expenses which will be paid in full by IICO as set forth in subparagraph "A" hereof, and (ii) those expenses which will be paid in full by each Fund, as set forth in subparagraph "B" hereof.

A.  With respect to the duties of IICO under Section II above, it shall pay in full, except as to the brokerage and research services acquired through the allocation of commissions as provided in Section IV hereinafter, for (a) the salaries and employment benefits of all employees of IICO who are engaged in providing these advisory services; (b) adequate office space and suitable office equipment for such employees; and (c) all telephone and communications costs relating to such functions.  In addition, IICO shall pay the fees and expenses of all trustees of the Trust who are employees of IICO or an affiliated corporation and the salaries and employment benefits of all officers of the Trust who are affiliated persons of IICO.

B.  The Funds shall pay in full for all of their respective expenses which are not listed above (other than those assumed by IICO or its affiliates in their respective capacities as principal underwriter of the shares of each of the Funds, as Shareholder Servicing Agent or as Accounting Services Agent for the Funds), including (a) the costs of preparing and printing prospectuses and reports to shareholders of the Funds, including mailing costs; (b) the costs of printing all proxy statements and all other costs and expenses of meetings of shareholders of the Funds (unless the Trust and IICO shall otherwise agree); (c) interest, taxes, brokerage commission and premiums on fidelity and other insurance; (d) audit fees and expenses of independent accountants and legal fees and expenses of attorneys, but not of attorneys who are employees of IICO or an affiliated company; (e) fees and expenses of its trustees not affiliated with IICO or its affiliates; (f) custodian fees and expenses; (g) fees payable by the Trust and/or the Funds under the Securities Act of 1933, the 1940 Act and the securities or "Blue-Sky" laws of any jurisdiction; (h) fees and assessments of the Investment Company Institute or any successor organization; (i) such nonrecurring or extraordinary expenses as may arise, including litigation affecting the Trust and/or the Funds, and any indemnification by the Trust of its officers, directors, employees and agents with respect thereto; (j) the costs and expenses provided for in any Shareholder Servicing Agreement or Accounting Services Agreement, including amendments thereto, contemplated by subsection C of this Section III.  In the event that any of the foregoing shall, in the first instance, be paid by IICO, a Fund shall pay the same to IICO on presentation of a statement with respect thereto.

C.  IICO, or an affiliate of IICO, may also act as (i) transfer agent or shareholder servicing agent of each Fund of the Trust and/or as (ii) accounting services agent of each Fund of the Trust if at the time in question there is a separate agreement, "Shareholder Servicing Agreement" and/or "Accounting Services Agreement," covering such functions between the Trust and IICO or such affiliate.  The corporation, whether IICO or its affiliate, which is the party to such Agreement with the Trust is referred to as the "Agent."  Each such Agreement shall provide in substance that it shall not go into effect, or be amended, or a new agreement covering the same topics between the Trust and the Agent be entered into as to a Fund, unless the terms of such Agreement, such amendment or such new agreement have been approved by the Board of Trustees of the Trust, including the vote of a majority of the trustees who are not "interested persons" as defined in the 1940 Act, of either party to the Agreement, such amendment or such new agreement (considering IICO to be such a party even if at the time in question the Agent is an affiliate of IICO), cast in person at a meeting called for the purpose of voting on such approval.  Such a vote is referred to as a "disinterested trustee" vote.  Each such Agreement shall also provide in substance for its continuance, unless terminated, for a specified period which shall not exceed two years from the date of its execution and from year to year thereafter only if such continuance is specifically approved at least annually by a disinterested trustee vote, and that any disinterested trustee vote shall include a determination that (i) the Agreement, amendment, new agreement or continuance in question is in the best interests of each affected Fund and its shareholders; (ii) the services to be performed under the Agreement, the Agreement as amended, new agreement or agreement to be continued are services required for the operation of the Fund; (iii) the Agent can provide services the nature and quality of which are at least equal to those provided by others offering the same or similar services; and (iv) the fees for such services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.  Any such Agreement may also provide in substance that any disinterested trustee vote may be conditioned on the favorable vote of the holders of a majority (as defined in or under the 1940 Act) of the outstanding shares of each class or series of the Trust.  Any such Agreement shall also provide in substance that it may be terminated as to a Fund by the Agent at any time without penalty upon giving the Trust one hundred twenty (120) days' written notice (which notice may be waived by the Trust) and may be terminated as to a Fund by the Trust at any time without penalty upon giving the Agent sixty (60) days' written notice (which notice may be waived by the Agent), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Board of Trustees of the Trust in office at the time or by the vote of the holders of a majority (as defined in or under the 1940 Act) of the outstanding shares of each class or series of the Trust.

IV.       Brokerage

A.  IICO may select brokers to effect the portfolio transactions of each Fund on the basis of its estimate of their ability to obtain, for reasonable and competitive commissions, the best execution of particular and related portfolio transactions.  For this purpose, "best execution" means prompt and reliable execution at the most favorable price obtainable.  Such brokers may be selected on the basis of all relevant factors including the execution capabilities required by the transaction or transactions, the importance of speed, efficiency, or confidentiality, and the willingness of the broker to provide useful or desirable investment research and/or special execution services.  IICO shall have no duty to seek advance competitive commission bids and may select brokers based solely on its current knowledge of prevailing commission rates.

B.  Subject to the foregoing, IICO shall have discretion, in the interest of the Funds, to direct the execution of its portfolio transactions to brokers who provide brokerage and/or research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) for the Funds and/or other accounts for which IICO exercises "investment discretion" (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934); and in connection with such transactions, to pay commission in excess of the amount another adequately qualified broker would have charged if IICO determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of IICO with respect to the accounts for which it exercises investment discretion.  In reaching such determination, IICO will not be required to attempt to place a specified dollar amount on the brokerage and/or research services provided by such broker; provided that IICO shall be prepared to demonstrate that such determinations were made in good faith, and that all commissions paid by the Funds over a representative period selected by the Trust’s Board of Trustees were reasonable in relation to the benefits to the Funds.

V.        Compensation of IICO

As compensation in full for services rendered and for the facilities and personnel furnished under sections I, II, and IV of this Agreement, each Fund will pay to IICO for each day the fees specified in Appendix B hereto.

The amounts payable to IICO shall be determined as of the close of business each day; shall, except as set forth below, be based upon the value of net assets computed in accordance with the Trust Instrument; and shall be paid in arrears whenever requested by IICO.  In computing the value of the net assets of each Fund, there shall be excluded the amount owed to the Fund with respect to shares which have been sold but not yet paid to the Fund by Waddell & Reed, Inc.

Notwithstanding the foregoing, if the laws, regulations or policies of any state in which shares of the Funds are qualified for sale limit the operation and management expenses of the Funds, IICO will refund to the Funds the amount by which such expenses exceed the lowest of such state limitations.

VI.       Undertakings of IICO; Liabilities

IICO shall give to the Trust the benefit of its best judgment, efforts and facilities in rendering advisory services hereunder.

IICO shall at all times be guided by and be subject to each Fund's investment policies, the provisions of the Trust Instrument and Bylaws of the Trust as each shall from time to time be amended, and to the decision and determination of the Trust’s Board of Trustees.

This Agreement shall be performed in accordance with the requirements of the 1940 Act, the Investment Advisers Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, to the extent that the subject matter of this Agreement is within the purview of such Acts.  Insofar as applicable to IICO as an investment adviser and affiliated person of the Trust,  IICO shall comply with the provisions of the 1940 Act, the Investment Advisers Act of 1940 and the respective rules and regulations of the Securities and Exchange Commission thereunder.

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of IICO it shall not be subject to liability to the Trust or to any shareholder of the Funds (direct or beneficial) for any act or omission in the course of or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

VII.      Duration of this Agreement

This Agreement shall become effective on October 1, 2016,  and shall continue in effect as to a Fund, unless terminated as hereinafter provided, for a period of one year and from year-to-year thereafter only if such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

VIII.    Termination

This Agreement may be terminated as to a Fund by IICO at any time without penalty upon giving the Trust one hundred twenty (120) days' written notice (which notice may be waived by the Trust) and may be terminated as to a Fund by the Trust at any time without penalty upon giving IICO sixty (60) days' written notice (which notice may be waived by IICO), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Board of Trustees of the Trust in office at the time or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the affected Fund.  This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their corporate seal to be hereunto affixed, all as of the day and year first above written.

IVY VARIABLE INSURANCE PORTFOLIOS

		By:	/s/ Wendy J. Hills
Wendy J. Hills
Vice President
ATTEST:

By:	/s/ Philip A. Shipp
Philip A. Shipp
Assistant Secretary

IVY INVESTMENT
MANAGEMENT COMPANY

		By:	/s/ Henry J. Herrmann
Henry J. Herrmann
President

ATTEST:

By:	/s/ James D. Hughes
James D. Hughes
Secretary

AMENDED AND RESTATED

APPENDIX A

TO INVESTMENT MANAGEMENT AGREEMENT

This Amended and Restated Appendix A, as amended April 30, 2018 (“Appendix A”), to the Ivy Variable Insurance Portfolios Investment Management Agreement dated July 29, 2016 (the “Agreement”), is effective as of April 30, 2018, and supersedes any prior Appendix A to the Agreement.

Ivy VIP Asset Strategy

Ivy VIP Balanced

Ivy VIP Core Equity

Ivy VIP Corporate Bond

Ivy VIP Energy

Ivy VIP Global Bond

Ivy VIP Global Equity Income

Ivy VIP Global Growth

Ivy VIP Government Money Market

Ivy VIP Growth

Ivy VIP High Income

Ivy VIP Limited-Term Bond

Ivy VIP Mid Cap Growth

Ivy VIP Science and Technology

Ivy VIP Small Cap Growth

Ivy VIP Value

Ivy VIP Pathfinder Aggressive

Ivy VIP Pathfinder Moderately Aggressive

Ivy VIP Pathfinder Moderate

Ivy VIP Pathfinder Moderately Conservative

Ivy VIP Pathfinder Conservative

AMENDED AND RESTATED

APPENDIX B

TO THE INVESTMENT MANAGEMENT AGREEMENT

This Amended and Restated Appendix B, as amended April 30, 2018 (“Appendix B”), to the Ivy Variable Insurance Portfolios Investment Management Agreement dated July 29, 2016 (the “Agreement”), is effective as of April 30, 2018, and supersedes any prior Appendix B to the Agreement.

IVY VARIABLE INSURANCE PORTFOLIOS

FEE SCHEDULE

A cash fee computed each day on net asset value for each Fund at the annual rates listed below*:

Asset Strategy
Net Assets	Fee
Up to $1 billion	0.70%
Over $1 billion and up to $2 billion	0.65%
Over $2 billion and up to $3 billion	0.60%
Over $3 billion	0.55%

Balanced
Net Assets	Fee
Up to $1 billion	0.70%
Over $1 billion and up to $2 billion	0.65%
Over $2 billion and up to $3 billion	0.60%
Over $3 billion	0.55%

Core Equity
Net Assets	Fee
Up to $1 billion	0.70%
Over $1 billion and up to $2 billion	0.65%
Over $2 billion and up to $3 billion	0.60%
Over $3 billion	0.55%

Corporate Bond
Net Assets	Fee
Up to $1 billion	0.475%
Over $1 billion and up to $1.5 billion	0.450%
Over $1.5 billion	0.400%

Energy
Net Assets	Fee
Up to $1 billion	0.85%
Over $1 billion and up to $2 billion	0.83%
Over $2 billion and up to $3 billion	0.80%
Over $3 billion	0.76%

Global Bond
Net Assets	Fee
Up to $500 million	0.625%
Over $500 million and up to $1 billion	0.600%
Over $1 billion and up to $1.5 billion	0.550%
Over $1.5 billion	0.500%

Global Equity Income
Net Assets	Fee
Up to $1 billion	0.70%
Over $1 billion and up to $2 billion	0.65%
Over $2 billion and up to $3 billion	0.60%
Over $3 billion	0.55%

Global Growth
Net Assets	Fee
Up to $1 billion	0.85%
Over $1 billion and up to $2 billion	0.83%
Over $2 billion and up to $3 billion	0.80%
Over $3 billion	0.76%

Government Money Market
Net Assets	Fee
Up to $1 billion	0.35%
Over $1 billion	0.30%

Growth
Net Assets	Fee
Up to $1 billion	0.70%
Over $1 billion and up to $2 billion	0.65%
Over $2 billion and up to $3 billion	0.60%
Over $3 billion	0.55%

High Income
Net Assets	Fee
Up to $500 million	0.625%
Over $500 million and up to $1 billion	0.600%
Over $1 billion and up to $1.5 billion	0.550%
Over $1.5 billion	0.500%

Limited-Term Bond
Net Assets	Fee
Up to $500 million	0.50%
Over $500 million and up to $1 billion	0.45%
Over $1 billion and up to $1.5 billion	0.40%
Over $1.5 billion	0.35%

Mid Cap Growth
Net Assets	Fee
Up to $1 billion	0.85%
Over $1 billion and up to $2 billion	0.83%
Over $2 billion and up to $3 billion	0.80%
Over $3 billion	0.76%

Science and Technology
Net Assets	Fee
Up to $1 billion	0.85%
Over $1 billion and up to $2 billion	0.83%
Over $2 billion and up to $3 billion	0.80%
Over $3 billion	0.76%

Small Cap Growth
Net Assets	Fee
Up to $1 billion	0.85%
Over $1 billion and up to $2 billion	0.83%
Over $2 billion and up to $3 billion	0.80%
Over $3 billion	0.76%

Value
Net Assets	Fee
Up to $1 billion	0.70%
Over $1 billion and up to $2 billion	0.65%
Over $2 billion and up to $3 billion	0.60%
Over $3 billion	0.55%

Ivy VIP Pathfinder Aggressive
Ivy VIP Pathfinder Moderately Aggressive
Ivy VIP Pathfinder Moderate
Ivy VIP Pathfinder Moderately Conservative
Ivy VIP Pathfinder Conservative
Net Assets	Fee
All net assets	0.00%

*    If a Fund's net assets are less than $25 million, IICO has agreed to voluntarily waive the management fee, subject to its right to change or modify this waiver.